Exhibit 99.1

FOR RELEASE:
May 26, 2015 at 9:15 AM EDT / 6:15AM PDT

Nordstrom and TD Bank Group Announce Strategic Credit Card Relationship
SEATTLE, Wash and TORONTO (May 26, 2015) – Nordstrom, Inc. (NYSE: JWN) and TD Bank Group (TD)(TSX and NYSE:TD) announced today an agreement under which TD will acquire Nordstrom's existing U.S. Visa and private label consumer credit card portfolio, which currently totals approximately $2.2 billion in receivables. In addition, the two companies have entered into a separate long-term agreement under which TD will become the exclusive U.S. issuer of Nordstrom-branded Visa and private label consumer credit cards to Nordstrom customers.
This transaction enables Nordstrom to retain all aspects of customer-facing activities, aligning with Nordstrom’s strategy of enhancing the customer experience while allowing for improvement in capital efficiency.
“When we began this process a year ago, our number one goal was to continue to take care of our customers directly. We are pleased to meet this goal through our collaboration with TD, a premiere global financial institution and experienced credit card partner. We found TD to be a strong cultural fit, sharing our customer-focused approach and providing capabilities to help us further enhance the customer experience,” said Blake Nordstrom, co-president, Nordstrom, Inc.
“This agreement with Nordstrom, achieved through great partnership and collaboration, continues the success of our growing North American credit card business,” said Bharat Masrani, Group President and CEO, TD Bank Group. “TD will be working with one of the most highly respected retail brands in the world and one with a well-established, national customer base. We are excited that they have chosen us as their credit card partner.”
TRANSACTION TERMS
Under the agreement, Nordstrom will sell its credit card receivables to TD at the time of closing. The companies have also entered into a long-term program agreement under which TD, as exclusive issuer in the U.S., will own Nordstrom Visa and private label consumer credit card accounts and fund the associated receivables. Nordstrom will continue to perform account servicing functions, maintaining the current deep integration between its credit and retail operations. Nordstrom will continue to fund and manage the Nordstrom Rewards loyalty program, Nordstrom debit cards, and Nordstrom employee accounts. The terms of the Nordstrom Rewards loyalty program will remain unchanged as a result of this transaction. Nordstrom will be entitled to receive a substantial portion of net revenue generated by the credit card accounts.
Subject to regulatory approvals and other customary conditions, this transaction is expected to close in the second half of calendar 2015 and to have a minimal impact on Nordstrom cardholders, customers and employees. TD will fund the transaction with available resources. Nordstrom is currently assessing plans for the use of proceeds in a manner that aligns with its capital allocation approach of returning shareholder value. Nordstrom expects to provide a further update on the financial impact of the transaction in the second half of 2015.

ABOUT NORDSTROM
Nordstrom, Inc. is a leading fashion specialty retailer based in the U.S. Founded in 1901 as a shoe store in Seattle, today Nordstrom operates 304 stores in 38 states and Canada. Customers are served at 118 Nordstrom stores in the U.S. and Canada; 178 Nordstrom Racks stores; two Jeffrey boutiques; and one clearance store. Nordstrom also serves customers online through Nordstrom.com, Nordstromrack.com and HauteLook. The company also owns Trunk Club, a personalized clothing service serving customers online at TrunkClub.com and its five clubhouses. Nordstrom, Inc.'s common stock is publicly traded on the NYSE under the symbol JWN.
Certain statements in this news release contain or may suggest "forward-looking" information (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties, including, but not limited to, anticipated financial outlook for the fiscal year ending January 30, 2016, anticipated annual total and comparable sales rates, anticipated new store openings in existing, new and international markets, anticipated Return on Invested Capital and trends in our operations. Such statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. Actual future results may differ materially from historical results or current expectations depending upon factors including, but not limited to: successful execution of our customer strategy, including expansion into new domestic and international markets, acquisitions, investments in our stores and online, our ability to realize the anticipated benefits from growth initiatives and our ability to provide a seamless experience across all channels; timely completion of construction associated with newly planned stores, relocations and remodels, all of which may be impacted by the financial health of third parties; our ability to manage the investment opportunities in our online business and our ability to manage related organizational changes; our ability to maintain relationships with our employees and to effectively attract, develop and retain our future leaders; effective inventory management, disruptions in our supply chain and our ability to control costs; the impact of any systems failures, cybersecurity and/or security breaches, including any security breach of our systems or those of a third-party provider that results in the theft, transfer or unauthorized disclosure of customer, employee or company information or compliance with information security and privacy laws and regulations in the event of such an incident; successful execution of our information technology strategy; our ability to effectively utilize data in strategic planning and decision making; efficient and proper allocation of our capital resources; our ability to successfully close the U.S. Visa and private label credit card portfolio transaction; our ability to safeguard our reputation and maintain our vendor relationships; the impact of economic and market conditions and the resultant impact on consumer spending patterns; our ability to respond to the business environment, fashion trends and consumer preferences, including changing expectations of service and experience in stores and online; the effectiveness of planned advertising, marketing and promotional campaigns in the highly competitive retail industry; weather conditions, natural disasters, health hazards, national security or other market disruptions, or the prospects of these events and the resulting impact on consumer spending patterns; our compliance with applicable banking-related laws and regulations impacting our ability to extend credit to our customers, employment laws and regulations, certain international laws and regulations, other laws and regulations applicable to us, including the outcome of claims and litigation and resolution of tax matters, and ethical standards; impact of the current regulatory environment and financial system and health care reforms; compliance with debt covenants, availability and cost of credit, changes in interest rates, and trends in debt repayment patterns, personal bankruptcies and bad debt write-offs; and the timing and amounts of share repurchases by the company, if any, or any share issuances by the company, including issuances associated with option exercises or other matters. Our SEC reports, including our Form 10-K for the fiscal year ended January 31, 2015, contain other information on these and other factors that could affect our financial results and cause actual results to differ materially from any forward-looking information we may provide. The company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.
ABOUT TD BANK GROUP
The Toronto-Dominion Bank and its subsidiaries are collectively known as TD Bank Group ("TD" or the "Bank"). TD is the sixth largest bank in North America by branches and serves more than 24 million customers in three key businesses operating in a number of locations in financial centres around the globe: Canadian Retail, including TD Canada Trust, TD Auto Finance Canada, TD Wealth (Canada), TD Direct Investing, and TD Insurance; U.S. Retail, including TD Bank, America's Most Convenient Bank, TD Auto Finance U.S., TD Wealth (U.S.), and an investment in TD Ameritrade; and Wholesale Banking, including TD Securities. TD also ranks among the world's leading online financial services firms, with approximately 9.7 million active online and mobile customers. TD had CDN$1.1 trillion in assets on January 31, 2015. The Toronto-Dominion Bank trades under the symbol "TD" on the Toronto and New York Stock Exchanges.

Caution Regarding Forward Looking Information, and Other Matters:
From time to time, TD makes written and/or oral forward-looking statements, including in this press release, in other filings with Canadian regulators or the U.S. Securities and Exchange Commission, and in other communications. In addition, representatives of TD may make forward-looking statements orally to analysts, investors, the media and others. All such statements are made pursuant to the "safe harbour" provisions of, and are intended to be forward-looking statements under, applicable Canadian and U.S. securities legislation, including the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the anticipated closing date and funding requirements. Forward-looking statements are typically identified by words such as "will", "should", "believe", "expect", "anticipate", "intend", "estimate", "plan", "may", and "could".
By their very nature, these forward-looking statements require TD to make assumptions and are subject to inherent risks and uncertainties, general and specific. Especially in light of the uncertainty related to the physical, financial, economic, political and regulatory environments, such risks and uncertainties - many of which are beyond TD's control and the effects of which can be difficult to predict - may cause actual results to differ materially from the expectations expressed in the forward-looking statements. Risk factors that could cause such differences include: credit, market (including equity, commodity, foreign exchange, and interest rate), liquidity, operational (including technology), reputational, insurance, strategic, regulatory, legal, environmental, capital adequacy, and other risks, all of which are discussed in the Management's Discussion and Analysis ("MD&A") in TD's 2014 Annual Report and in the First Quarter 2015 Report to Shareholders. With regard to TD's proposed acquisition of Nordstrom's existing U.S. Visa and private label credit card portfolio and the program agreement, there can be no assurance that TD will realize the anticipated benefits or results due to a variety of factors, including: inability to complete the acquisition in the timeframe anticipated, including any integration or transition efforts, obtain regulatory approvals of the transaction, or satisfy other conditions to the transaction on the proposed terms and timeframe. We caution that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect TD's results. For additional information, please see the "Risk Factors and Management" section of the 2014 MD&A, as may be updated in subsequently filed quarterly reports to shareholders and news releases (as applicable) related to any transactions discussed under the heading “Significant Events” in the relevant MD&A, which applicable releases may be found on www.td.com. All such factors should be considered carefully, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, when making decisions with respect to TD and we caution readers not to place undue reliance on TD's forward-looking statements.
TD's material general economic assumptions are set out in TD's 2014 Annual Report under the heading "Economic Summary and Outlook" and for each of the business segments under the heading "Business Outlook and Focus for 2015" and in TD's First Quarter 2015 Report to Shareholders under the headings “Business Outlook and Focus for 2015”, each as updated in subsequently filed quarterly reports to shareholders. Any forward-looking statements contained in this press release represent the views of management only as of the date hereof and are presented for the purpose of assisting TD's shareholders and analysts in understanding TD's financial position, objectives and priorities and anticipated financial performance as at and for the periods ended on the dates presented, and may not be appropriate for other purposes. TD does not undertake to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

	Nordstrom	TD Bank Group
INVESTOR CONTACT:	Trina Schurman	Rudy Sankovic
	206-303-6503	416-308-9030
	Trina.Schurman@Nordstrom.com	rudy.sankovic@td.com

MEDIA CONTACT:	Dan Evans	Ali Duncan Martin
	206-303-3036	416-983-4412
	Dan.Evans@Nordstrom.com	ali.duncanmartin@td.com

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